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                                                                    EXHIBIT 23.2



                          CONSENT OF ERNST & YOUNG LLP


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the GameStop Corp. 2001 Incentive Plan of our report dated May 8, 2000, with respect to the consolidated financial statements of Funco, Inc. included in the Registration Statement (Form S-1 No. 333-68294) of GameStop Corp. filed with the Securities and Exchange Commission.

                                        /s/ Ernst & Young LLP


Minneapolis, Minnesota
February 12, 2002